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                                                                  EXHIBIT 10.1

                            LOAN AND SECURITY AGREEMENT


     This LOAN AND SECURITY AGREEMENT is made as of February __, 1998, by Renaissance Entertainment Corporation, certain individuals and entities identified below as the "Lenders," and the "Agent" identified below solely in his capacity as agent for the Lenders.

                                      RECITALS

     A. Renaissance Entertainment Corporation is in the business of owning, constructing and operating Renaissance Faires at various locations in the United States.

     B. Renaissance Entertainment Corporation anticipates that it will need certain short-term funding for working capital purposes during 1998.

     C. Renaissance Entertainment Corporation has made diligent efforts to obtain such short-term funding from non-related parties, but without success.

     D. Renaissance Entertainment Corporation has requested, and the persons and individuals identified below as the "Lenders" have agreed to provide, such short-term funding subject to the terms and conditions set forth below.

                                     AGREEMENT

     ACCORDINGLY, the parties agree as follows:

1.   DEFINITIONS.

     The following terms have the meanings set forth below:

     "AGENT" means _______________, solely in his capacity as agent for the Lenders under this Agreement.

     "AGREEMENT" means this Loan and Security Agreement, as amended from time to time.

     "CLOSING" means the closing of the Loans under Section 2 below.

     "COLLATERAL" means collectively all of REC's right, title and interest in and to the following property, whether now owned or existing or hereafter acquired or coming into existence and wherever now or hereafter located: (a) money, deposit accounts, and all other forms of revenue, including gate admissions and receipts and revenues and proceeds

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from the sales of merchandise, food and beverages, arising from the operation of REC's Renaissance Faires, wherever located; (b) accounts, documents, instruments, investment property, chattel paper, general intangibles, inventory, equipment, and fixtures; (c) accessions, additions and improvements to, replacements of, and substitutions for any of the foregoing;
(d) proceeds of any of the foregoing, including proceeds of policies of insurance covering any of the foregoing; and (e) books, records and data in any form relating to any of the foregoing.

     "COMMITMENT" means the amount of the Loan that each Lender severally agrees to make to REC under this Agreement as specified on SCHEDULE 1 to this Agreement, and "COMMITMENTS" means collectively all of such Commitments. Each Commitment must be in an amount that is an increment of Fifty Thousand and No/100 Dollars ($50,000.00).

     "DOCUMENTS" means collectively this Agreement, the Notes and the Warrant Agreements.

     "EVENT OF DEFAULT" has the meaning specified in Section 8 below.

     "LENDER" means an individual or entity identified on SCHEDULE 1 to this Agreement, and "LENDERS" means collectively and severally all of such Lenders.

     "LOAN" means the loan made by a Lender to REC under this Agreement in the amount of that Lender's Commitment, and "LOANS" means collectively all of such Loans.

     "NOTE" means a Promissory Note in the form attached as EXHIBIT A to this Agreement issued by REC to a Lender under this Agreement, as amended, extended, renewed or replaced from time to time, and "NOTES" means collectively all of such Notes.

     "SECURITY INTEREST" means the security interest in the Collateral granted to each Lender under Section 4 below, and "SECURITY INTERESTS" means collectively all of such Security Interests.

     "OBLIGATIONS" means collectively all obligations, debts and liabilities of REC to the Lenders and each of them under this Agreement and the Notes.

     "REC" means Renaissance Entertainment Corporation.

     "WARRANT AGREEMENT" means a Warrant Agreement between REC and a Lender in the form attached as EXHIBIT B to this Agreement, as amended from time to time, and "WARRANT AGREEMENTS" means collectively all such Warrant Agreements.

Terms used, but not defined, in this Agreement have the meanings specified in the Uniform Commercial Code as enacted in the State of Colorado, if defined therein.

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2.   LOANS.

     2.1 At the Closing and subject to the satisfaction or waiver in writing of the preconditions specified in Section 3 below, each Lender will make that Lender's Loan to REC in immediately available funds.

     2.2 At the Closing and subject to the satisfaction or waiver in writing of the preconditions specified in Section 3 below, REC will execute and deliver to each Lender a Note in the principal amount of that Lender's Loan. Each Note will bear simple interest at the rate of twenty-four percent (24%) per annum on the principal amount thereof and will mature on August 31, 1998.

     2.3 At the Closing and subject to the satisfaction or waiver in writing of the preconditions specified in Section 3 below, REC will execute and deliver to each Lender a Warrant Agreement granting that Lender warrants to purchase one share of REC's common stock at a price equal to the average closing bid price for REC's common stock for the five business days immediately preceding the Closing for each Five Dollars ($5.00) of the principal amount of that Lender's Loan.

     2.4 REC will use the proceeds of the Loans only for working capital purposes and for upgrades to its computer systems.

3.   PRECONDITIONS TO CLOSING.

     3.1 The obligations of Lenders and REC to close the Loans under Section 2 above are subject to the satisfaction of each of the following preconditions, unless any such precondition is waived in writing by each of Lenders and REC prior to the Closing:

          3.1.1 Lenders have made Commitments aggregating not less than Four Hundred Thousand and No/100 Dollars ($400,000.00); and

          3.1.2 There is no automatic stay in bankruptcy, temporary restraining order, injunction, or other order of any court binding upon REC that in any way prohibits, conditions, restricts or restrains REC from issuing the Notes or the Warrant Agreements to Lenders or otherwise performing REC's obligations under the Documents.

     3.2 The obligations of Lenders to close the Loans under Section 2 above are subject to the satisfaction of each of the following additional preconditions, unless any such precondition is waived in writing by each of Lenders prior to the Closing:

          3.2.1     REC executes and delivers to each Lender that Lender's
     Note in the principal amount of that Lender's Loan; and

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          3.2.2     REC executes and delivers to each Lender that Lender's
     Warrant Agreement; and

          3.2.3 REC has filed all Uniform Commercial Code financing statements required to perfect the Security Interests in the Collateral (except Collateral constituting fixtures) as to each Lender, to the extent the Security Interests may be perfected by such filings; and

          3.2.4 No Event of Default has occurred and is continuing under this Agreement.

     3.3 The obligation of REC to close the Loans under Section 2 above is subject to the satisfaction of each of the following preconditions, unless any such precondition is waived in writing by REC prior to the Closing:

          3.3.1 Each Lender has made that Lender's Loan in immediately available funds.

4.   SECURITY INTERESTS.

     4.1 To secure the payment and performance of the Obligations, REC grants to each Lender an undivided Security Interest in the Collateral. The Security Interests continue in effect until this Agreement is terminated under Section 13 below.

     4.2 To secure the payment and performance of the Obligations, REC assigns to each Lender all money (including proceeds of insurance and refunds of unearned premiums) due or to become due with respect to, and all other rights of REC with respect to, all policies of insurance covering the Collateral, and this assignment constitutes a part of each Lender's Security Interest. REC directs the issuer of any such insurance to pay all such money directly to each Lender.

     4.3 Regardless of any priority otherwise available to any Lender by law or agreement, other than this Agreement, the Security Interests granted to Lenders under this Section 4 are pro rata and of co-equal priority.

     4.4 The Security Interests may be enforced by Lenders only as and to the extent provided in Section 10 of this Agreement.

5.   REPRESENTATIONS AND WARRANTIES OF REC.

     REC makes the following representations and warranties to Lenders with knowledge that Lenders are reasonably relying upon these representations and warranties in entering into the Documents:

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     5.1  REC has full power and authority to enter into the Documents and to carry out the transactions contemplated thereby; and each of the Documents constitutes the valid and binding obligation of REC and is enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general application; and

     5.2 REC is (i) a corporation duly organized and existing and in good standing under the laws of the State of Colorado, (ii) qualified to do business in each state in which the manner in which it conducts its business requires such qualification, and (iii) not in default under or in violation of any of the provisions of its Articles of Incorporation or By-Laws; and

     5.3 Neither the execution or delivery of the Documents nor compliance with the terms and provisions of the Documents by REC will conflict with or result in a breach or violation of any of the terms, conditions, or provisions of the Articles of Incorporation or By-Laws of REC or of the terms and provisions of any indenture or any other agreement to which REC may be subject, or to any ruling of any court or governmental authority binding upon REC.

The foregoing representations and warranties will survive the execution, delivery and performance of the Documents and the creation and payment and performance of the Obligations.

6.   AFFIRMATIVE COVENANTS OF REC.

     REC covenants with Lenders that, until all Obligations have been paid and performed in full and this Agreement has been terminated, REC will perform and observe all of the following:

     6.1 REC will insure itself and all of its insurable properties to such extent and against such hazards and liabilities as is commonly done by businesses similarly situated, and will furnish to any Lender, within ten (10) days after written request from that Lender, full information concerning such insurance; and

     6.2 REC will provide to any Lender forthwith upon that Lender's written request, such information about the financial condition, budget, properties and operations of REC as that Lender may from time to time reasonably request; and

     6.3  REC will:

          6.3.1 At all times keep true and complete financial records in accordance with generally accepted accounting principles consistently applied; and

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          6.3.2     At all times, permit any Lender to examine any or all
     of its financial records and to make excerpts therefrom and transcripts thereof and permit any Lender to occupy such space as it needs to examine and inspect REC's records; and

          6.3.3 Maintain its books and records at its principal office now located at the address specified below its signature at the end of this Agreement; and

     6.4 REC will maintain the Renaissance Faires and other fixed and operating assets in good condition and repair, subject only to normal wear and tear, and any Lender will have the right to inspect the same from time to time; and

     6.5 REC will preserve its corporate existence in good standing and will be and remain qualified to do business as a foreign corporation in good standing in all states in which it is required to be so qualified and will maintain all permits, licenses and other similar matters necessary or appropriate for its business; and

     6.6 REC will cause its President, or another officer designated by the President of REC, to notify each Lender in writing, within no more than fifteen
(15) days (and without the benefit of any grace period afforded in any provision of this Agreement) after REC or any of its officers or directors learns of any of the following:

          6.6.1 The existence or occurrence of any Event of Default under this Agreement; or

          6.6.2 Any representation or warranty made in the Documents or any of them, or in any related instrument or writing, was, for any reason, in any material respect not true and complete or was misleading when made; and

     6.7 REC will timely comply with all of its respective agreements and valid obligations, the breach of which would have a materially adverse effect on REC, to and with all parties, and will not commit or permit to be committed any material default of any term thereunder (excepting only those defaults, other than defaults on the Obligations, that are contested in good faith and concerning which appropriate and timely legal proceedings are commenced or other action taken to stay the execution or enforcement thereof).

7.   NEGATIVE COVENANTS OF REC.

     REC covenants with Lenders that, until all Obligations have been paid and performed in full and this Agreement has been terminated, REC will observe and comply with each of the following provisions and will not act in contravention of the following without each Lender's prior written consent:

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     7.1  REC will not incur, create, assume or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of the Collateral, except:

          7.1.1     The Security Interests granted by REC to Lenders; and

          7.1.2 Any mortgage, pledge, lien, charge or other encumbrance that exists on the date of this Agreement; and

          7.1.3 Liens incurred in the ordinary course of business and imposed by law, such as artisans' and carriers' liens, not then due and payable; and

          7.1.4 Judgment liens existing during the prosecution of an appeal and with respect to which REC has secured a stay of execution pending such appeal; and

          7.1.5 Pledges or security deposits in the ordinary course of business under workmen's compensation laws, unemployment insurance laws or similar legislation and good faith security deposits in the ordinary course of business to secure public or statutory obligations of REC or to secure appeal bonds to which REC is a party; and

     7.2 REC will not purchase, acquire, redeem or retire any of its capital stock or rights with respect thereto; and

     7.3  REC will not:

          7.3.1 Sell, lease, assign, or otherwise transfer any material part of its assets, except in the ordinary course of its business; and

          7.3.2 Sell, assign or otherwise transfer or dispose of, with or without recourse, any of its accounts or accounts receivable, contracts, or notes receivable, except for endorsement of negotiable instruments for collection in the ordinary course of its business; and

          7.3.3 Liquidate, dissolve, or take any action with a view toward liquidation or dissolution; and

     7.4 REC will not purchase all or substantially all of the assets of any corporation or other business enterprise or acquire any capital stock or other securities or interest in another corporation, entity or business; and

     7.5  REC will not materially change the nature of its business; and

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     7.6  REC will not prepay prior to its respective presently existing maturities any debt(s) or liability(ies), other than to Lenders and trade accounts payable incurred in the ordinary course of business; and

     7.7 Except in the ordinary course of its business, REC will not guarantee or become directly or contingently liable on any note or other evidence of indebtedness, letter of credit or contract of any kind for the benefit of another person, or enter into any contract or agreement requiring it to make payments regardless of the performance by the other party or that have the effect of constituting a guarantee; and

     7.8 REC will not make any loan or advance any funds whatsoever to any business, entity, party or individual, except in the ordinary course of business; and

     7.9 REC will not declare or pay any dividends on its stock of any kind, whether in cash, property or stock.

8.   EVENT OF DEFAULT.

     The occurrence of any one or more of the following events will constitute an "Event of Default" under this Agreement and each of the Notes:

     8.1 REC fails to pay or perform any of the payment Obligations when due or (if payable on demand) on demand; or

     8.2 REC fails to timely observe or perform any other material covenant or agreement specified in any of the Documents; or

     8.3 Any representation or warranty by REC set forth in this Agreement or in any Warrant Agreement or in any financial statement or report proves to have been incorrect, false or misleading in any material respect when made; or

     8.4 A garnishment, summons, or writ of attachment is issued against or served upon any Lender for the attachment of any property of REC or any indebtedness owing to REC and such garnishment, summons, or writ of attachment has not been released within thirty (30) days; or

     8.5 REC shall (i) be or become insolvent (however defined under applicable law); or (ii) voluntarily file, or have filed against it involuntarily, a petition under the United States Bankruptcy Code; or (iii) suffer the appointment of a receiver, custodian, trustee, or liquidator, voluntarily or involuntarily, for all or any portion of its assets or property; or

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     8.6  REC shall (i) suffer the appointment of a receiver, custodian, trustee, or liquidator, voluntarily or involuntarily, for the corporation; or
(ii) be dissolved or liquidated; or

     8.7 A judgment, decree or order for the payment of money is outstanding against REC and has been outstanding for more than thirty (30) days from the date of its entry and has not been discharged in full or stayed; or

     8.8 REC at any time suffers a material adverse change in its financial, operating or business condition, properties or assets.

9.   REMEDIES UPON AN EVENT OF DEFAULT.

     In the manner and to the extent provided in Section 10 below, upon the occurrence of an Event of Default, Lenders may:

     9.1 Declare any or all unmatured payment Obligations to be immediately due and payable, and the same will thereupon be immediately due and payable, without presentment or other notice or demand; and

     9.2 Exercise and enforce any or all rights and remedies available under this Agreement, the Notes or any of them; and

     9.3 Exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code and other applicable law, and REC will make the Collateral available to the Agent at a place or places acceptable to the Agent; and

     9.4 Exercise and enforce any or all other rights or remedies available to Lenders by law or agreement against the Collateral, against REC, or against any other person or property.

Mere delay or failure to act will not preclude the exercise or enforcement of any of Lenders' rights or remedies. All rights and remedies of Lenders will be cumulative to the fullest extent allowed by law and may be exercised or enforced singularly or concurrently, at the Agent's option, and the exercise or enforcement of any one such right or remedy will neither be a condition to nor bar the exercise or enforcement of any other. All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by Lenders or the Agent or any of them in exercising or enforcing any right, power or remedy conferred by any of this Agreement and the Notes or in the enforcement thereof, or in the enforcement of any of the Obligations, or in connection with the insolvency or bankruptcy of REC, and in all cases whether suit be brought or not, will be paid to the respective Lenders and the Agent by REC immediately upon demand by the respective Lenders or the Agent with interest thereon until paid at the rate set forth in the Notes.

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10.  ENFORCEMENT OF REMEDIES.

     10.1 Upon the occurrence of an Event of Default, any Lender may exercise the remedies specified in Paragraph 9.1 above with respect only to the payment Obligations due that Lender and may demand immediate payment by REC of such payment Obligations. The Lender making such demand for payment must give notice of such demand to all other Lenders and to the Agent within forty-eight (48) hours after making such demand upon REC.

     10.2 Except as provided in Paragraph 10.1 above, Lenders may not, individually or collectively, take any action to collect or enforce any of the Obligations or the Notes or the Security Interests or this Agreement except in compliance with this Paragraph 10.2.

          10.2.1 If all principal and interest due under the Notes have not been paid in full by August 31, 1998, then the Agent will enforce Lenders' rights and remedies as specified in Subparagraph 10.2.3 below; provided, however, that such enforcement action need not be taken if Lenders holding eighty-five percent (85%) or more of the outstanding principal amount of the Notes vote to the contrary.

          10.2.2 If an Event of Default occurs and is continuing, Lenders holding at least sixty-five percent (65%) of the outstanding principal amount of the Notes may, by notice to the Agent, instruct the Agent to enforce Lenders' rights and remedies as specified in Subparagraph 10.2.3 below.

          10.2.3 Upon satisfaction of the preconditions specified in Subparagraphs 10.2.1 or 10.2.2 above, the Agent will commence and diligently prosecute on behalf of all Lenders one or more of the following collection actions as the Agent, in his sole and absolute discretion, deems necessary or appropriate to obtain satisfaction of the Obligations:

               (a) Take possession of, manage, obtain a receiver for, foreclose upon, collect, and liquidate all or any portion of the Collateral, and exercise and enforce all rights and remedies of a secured party under this Agreement, the Notes, and applicable law; and

               (b) Exercise and enforce all other rights and remedies under or with respect to this Agreement and the Notes, including the right to commence or to forbear from commencing suit to enforce the Obligations and the right to appear and participate on behalf of Lenders, file proofs of

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          claim on behalf of Lenders, and otherwise enforce the
          Security Interests and other rights and remedies of Lenders in any bankruptcy or insolvency proceeding concerning REC.

     Notwithstanding any other provision of this Section 10, the Agent may not modify the interest rate or waive any principal or interest payments required under any Note without the prior written consent of the Lender holding each Note affected thereby.

          10.2.4 REC irrevocably appoints the Agent (which appointment is coupled with an interest) as REC's attorney-in-fact, in REC's name after the occurrence of an Event of Default, to inscribe all necessary or appropriate endorsements on the items of Collateral, to execute and deliver proofs of claim, to receive money, to endorse checks and other instruments representing payment, and to adjust, litigate, compromise or release any claim against any account debtor on or insurer of any of the Collateral.

          10.2.5 Each Lender agrees that all payments with respect to the Notes (whether as a prepayment or otherwise), including all proceeds from collection efforts, will be applied as follows:

               (a) first, to the payment of all expenses of collection incurred in connection with any collection activities permitted under this Agreement; and

               (b) second, to each Lender on a pro rata basis for the payment of principal and accrued interest on the Notes.
          Each Lender will receive a pro rata amount equal to the then available proceeds multiplied by the following ratio: the numerator of which is equal to the outstanding accrued interest and principal owing under the Note of such Lender, and the denominator of which is the aggregate accrued interest and outstanding principal then owing under all Notes.

     If any Lender receives any payments or other amounts in contravention of the terms and provisions of this Agreement, such amounts will be held in trust for the benefit of the other Lenders for redistribution and payment to Lenders as required hereunder.

          10.2.6 If the Agent is permitted to exercise any collection rights or other remedies under this Agreement, then upon the request of the Agent, each Lender will contribute its pro rata percentage toward the payment of any reasonable costs and expenses incurred in connection therewith,

                                      -11-

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     including any related attorneys' fees.  In the event any Lender fails promptly to provide funds for the payment of such amounts, then the other Lenders are authorized to supply the same and will be reimbursed therefor from the first funds available for the account of such defaulting Lender.

     10.3. Lenders holding at least eighty-five percent (85%) of the outstanding principal amount of the Notes may, by written consent:

          10.3.1 Subordinate the indebtedness represented by the Notes, including any liability of REC resulting from a default in the performance of its obligations under the Notes, to the extent set forth in such written consent; and

          10.3.2 Subordinate any Security Interest to the extent set forth in such written consent; and

          10.3.3 Terminate and release any Security Interest or any Collateral.

     10.4 The priority or parity of the rights and claims of the Lenders as general creditors of REC (rather than as secured parties) will not be affected or impaired under this Agreement.

     10.5 Except as expressly provided herein, the Agent and Lenders will have no duty under this Agreement to preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Collateral.

     10.6 Lenders and REC agree to execute, deliver, or endorse any and all instruments, documents, assignments, financing statements, and other agreements and writings which may at any time be required to effectuate the terms, conditions, and rights under this Agreement.

     10.7 No Lender will be required to indemnify or hold harmless any other Lender from and against any and all loss, damage, liability, cost, and expense to which such Lender or its agents may become subject in connection with any and all actions taken, or not taken, pursuant to this Agreement by such Lender, except for the gross negligence or willful misconduct of such Lender.

     10.8 The Agent, in his capacity as the Agent, will have no duty, responsibility or obligation other than as is specifically set forth in this
Section 10. If the Agent also is a Lender, nothing in this Section 10 will affect his right to vote under this Section 10 in his capacity as a Lender.

     10.9 The Agent may exclusively rely upon and will be protected in acting upon any statement, certificate, notice, request, consent, order or other document believed by

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him to be genuine and to have been signed or presented by the property party or parties under this Agreement. The Agent will be under no duty or obligation to ascertain the accuracy or correctness of any matter set forth in any notice received by him pursuant to the terms of this Agreement and will be entitled to fully rely on any such notice alone, without further documentation or inquiry. The Agent may retain counsel in respect of any questions arising under this Agreement and the Agent will not be liable for any action taken or omitted in good faith on advice of such counsel. The termination of this Agreement will constitute full and complete discharge of all obligations of the Agent under this Agreement.

     10.10 Lenders and REC will indemnify and hold harmless the Agent from and against any and all loss, damage, liability, cost, and expense to which the Agent may become subject in connection with any and all actions taken, or not taken, pursuant to this Agreement by the Agent, except for the gross negligence or willful misconduct of the Agent.

11.  CLOSING.

     The Closing of the Loans under Section 2 above will occur at the offices of REC in Boulder, Colorado on March 16, 1998, or at such other place or time as REC and all Lenders may agree.

12.  NOTICES.

     All notices and other communications under this Agreement and the Notes must be in writing and must be (i) personally delivered, or (ii) sent by overnight United States express mail, postage prepaid, or (iii) sent by overnight delivery service, or (iv) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address, or, if telecopied, transmitted to that party at its telecopier number, set forth beneath its signature at the end of this Agreement, or, as to each party at such other address or telecopier number as may hereafter be designated in a notice by that party to the other parties which complies with the terms of this Section. All such notices or other communications will be deemed to have been given on
(i) the date received if delivered personally, or (ii) the day after it is mailed if mailed by overnight United States express mail or by overnight delivery service, or (iii) the date of transmission if delivered by telecopy.

13.  TERMINATION.

     Provided that no Event of Default has occurred and is continuing, this Agreement will terminate upon receipt by all Lenders of payment in full of all principal, interest and other amounts due under the Notes, this Agreement, and all other Obligations then due and unpaid. Thereafter, Lenders, at the request and expense of REC, will execute and deliver to REC a proper instrument or instruments acknowledging satisfaction and


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termination of this Agreement, the Notes, the Security Interests, and any related financing statements.

14.  MISCELLANEOUS.

     14.1 This Agreement may not be waived, modified, or amended except by a written instrument signed by the parties hereto. Any waiver signed by any Lender will be effective only in the specific instance and for the specific purpose given.

     14.2 This Agreement may not be assigned by REC or the Agent without the prior written consent of all Lenders.

     14.3 This Agreement is binding upon and will inure to the benefit of the parties hereto and their respective successors, assigns, and personal representatives.

     14.4 This Agreement has been entered into in Boulder, Colorado and will be governed by and construed and enforced in accordance with the laws of the State of Colorado. The parties agree that all disputes in any way relating to the Documents or the transactions contemplated in the Documents will be venued in the state or federal district courts in the State of Colorado.

     14.5 If any provision of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability will not affect other provisions or applications which can be given effect and this Agreement will be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.

     14.6 The headings in this Agreement are for convenience of reference only and do not alter or affect any provision hereof.

     14.7 This Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

     14.8 Lenders and the Agent each acknowledge that Gray, Plant, Mooty, Mooty & Bennett, P.A., has acted as counsel for REC in connection with the negotiation and preparation of the Documents and that Gray, Plant, Mooty, Mooty & Bennett, P.A., has acted and will act as counsel only for REC in all matters relating to the Documents and all transactions contemplated thereby.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


AGENT:                                 REC:

                                       RENAISSANCE ENTERTAINMENT
                                              CORPORATION

                                       By
----------------------------------       ---------------------------------

                                       Title
----------------------------------           -----------------------------

Telecopier:                            4410 Arapahoe Avenue, Suite 200
           -----------------------     Boulder, CO  80303
                                       Attention:  James McDonald
                                       Telecopier:  303 444-8365

                                       LENDERS:

                                       -----------------------------------
                                               ----------------

                                       ------------------------
                                       ------------------------
                                       Telecopier:
                                                  -----------------------

                                       ------------------------
                                               ----------------

                                       ------------------------
                                       ------------------------
                                       Telecopier:
                                                  -------------

                                       -----------------------------------
                                               ----------------

                                       ------------------------
                                       ------------------------
                                       Telecopier:
                                                  -------------

                                       -----------------------------------
                                               ----------------

                                       ------------------------
                                       ------------------------
                                       Telecopier:
                                                  -------------

                                       -----------------------------------
                                               ----------------

                                       ------------------------
                                       ------------------------
                                       Telecopier:
                                                  -------------

                                       -----------------------------------
                                               ----------------

                                       ------------------------
                                       ------------------------
                                       Telecopier:
                                                  -------------

                            LOAN AND SECURITY AGREEMENT

                                     SCHEDULE 1

                                      LENDERS



                 LENDER                                COMMITMENT

                            LOAN AND SECURITY AGREEMENT

                                     EXHIBIT A

                                        NOTE

                                  PROMISSORY NOTE


$_______________                                           ______________, 1998


FOR VALUE RECEIVED, Renaissance Entertainment Corporation ("Maker"), promises to pay to ____________________________, or order, at 4410 Arapahoe Avenue, Suite
200, Boulder, Colorado, or such other place as the holder of this Note may designate in writing to Maker, the principal sum of ______________________ Dollars ($__________), together with simple interest on the unpaid principal balance from the date of this Note until fully paid at the rate of twenty-four percent (24%) per annum. Principal and interest are due and payable in lawful money of the United States of America.

Principal and interest are due and payable in nine (9) consecutive weekly installments in the amount of _______________________________Dollars ($_________) each, commencing on July 1, 1998, and continuing on each Wednesday thereafter through and including August 26, 1998, and on August 31, 1998, the entire unpaid principal balance and all accrued but unpaid interest under this Note will be immediately due and payable. Each weekly installment payment will be applied first to accrued but unpaid interest and the remainder to principal.

This Note may be fully or partially prepaid at any time during the term of this Note without penalty or premium. Any prepayment will be applied first to accrued but unpaid interest and the remainder to the principal portions of the weekly installments due under this Note in the order the weekly installments become due.

Maker waives presentment, dishonor, protest, demand, diligence, notice of protest, notice of demand, notice of dishonor, notice of nonpayment, and any other notice of any kind otherwise required by law in connection with the delivery, acceptance or performance of this Note and expressly agrees that this Note, or any payment hereunder, may be extended or subordinated (by forbearance or otherwise) at any time, without in any way affecting the liability of Maker.

This Note is issued subject to and is secured by the property described in the Loan and Security Agreement dated ___________, 1998 ("Agreement"). Upon the occurrence of any "Event of Default," as that term is defined in the Agreement, the entire principal balance and accrued but unpaid interest will at once become due and payable, without presentment or other notice or demand, at the option of the holder of this Note. All other aspects of the default, enforcement, and collection of this Note are subject to the terms of the Agreement.

This Note is governed by and will be construed and enforced according to the laws of the State of Colorado.

                                          RENAISSANCE ENTERTAINMENT CORPORATION

                                          By
                                            -----------------------------------
                                            Its
                                               --------------------------------

                            LOAN AND SECURITY AGREEMENT

                                     EXHIBIT B

                                 WARRANT AGREEMENT

No. W-STL-__
                                                                  Warrant to
                                                               Purchase _______
                                                                    Shares

                        WARRANT TO PURCHASE COMMON STOCK OF
                       RENAISSANCE ENTERTAINMENT CORPORATION


     THIS CERTIFIES THAT for value received ___________________ is entitled, subject to the terms and conditions hereinafter set forth, to purchase from RENAISSANCE ENTERTAINMENT CORPORATION, a Colorado corporation (the "Company"), _______ fully paid and non-assessable shares of Common Stock of the Company (herein called the "Common Stock"), upon presentation and surrender of this Warrant with the Subscription Form duly executed, at any time during the term hereof, at the principal office of the Company or at such other office as shall have theretofore been designated by the Company by notice pursuant hereto and upon payment therefor of the Purchase Price, in lawful money of the United States of America, determined as set forth below. The term of this Warrant shall commence on the date hereof, and terminate, if not exercised prior thereto, at 5:00 p.m. Mountain Time, on March 1, 2003 (the "Expiration Date").

     This Warrant is one of a series of Warrants issued pursuant to that certain Loan Agreement dated ______________, 1998, (the "Loan Agreement").

     This Warrant is subject to the following terms and conditions:

     1. The purchase rights represented by this Warrant are exercisable at any time prior to 5:00 p.m. Mountain Time on the Expiration Date, at the option of the registered holder hereof (the "Holder"), in whole or in part (but not as to a fractional share of Common Stock). In the case of the purchase of less than all the shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares purchasable hereunder.

     2. The purchase price for each share of Common Stock purchasable pursuant to the exercise of this Warrant shall be _________________________ ($____) (price reflects one-for-five reverse stock split effective February 23, 1998) per share (the "Initial Purchase Price") or the adjusted price, if applicable, determined as set forth in Section 9 hereof. The Initial Purchase Price, and from time to time the number of shares of Common Stock subject to purchase hereunder are subject to adjustment in certain circumstances provided for below. The purchase price, as defined above, is hereinafter referred to as the "Purchase Price".

          (a) In case the Company shall (i) pay a dividend in shares of its capital stock (other than an issuance of shares of capital stock to holders of Common Stock who have elected to receive a dividend in shares in lieu of cash), (ii) subdivide its outstanding shares of Common Stock, (iii) reduce, consolidate or combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Company, the number of shares of Common Stock issuable upon exercise of this Warrant shall be the number of shares of Common Stock of the Company which the Warrant Holder would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event. Such adjustment shall be made successively whenever any such effective date or record date shall occur. An adjustment made pursuant to this subsection (a) shall become effective retroactively, immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, reduction, consolidation, combination or reclassification.

          (b) If the Company shall at any time issue or sell or be deemed pursuant to the provisions of subsections 2(c) and (d) hereof to have issued or sold shares of its Common Stock for consideration per share less than the Initial Purchase Price then in effect with respect to such Common Stock, then the Initial Purchase Price shall be reduced by multiplying it by a fraction, the numerator of which equals the number of shares of Common Stock outstanding prior to the sale or issuance plus the number of shares of Common Stock which would have been issued in the transaction if the Initial Purchase Price had been applied, and the denominator of which equals the number of shares of Common Stock outstanding after the sale or issuance plus the number of shares of Common Stock actually issued in the transaction.

          (c) In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") at an option or conversion price per share of Common Stock (determined by dividing: (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable upon the exercise of such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock of the Company, issuable upon the exercise of such Options and in the case of Convertible Securities, upon conversion thereof) less than the Initial Purchase Price then in effect with respect to such Common Stock, then the total maximum number of shares of Common Stock issuable upon the exercise and conversion of such Options and Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company as of the date of the issue or sale of the

     Options, for such price per share. No sale, issuance or transfer of shares of Common Stock shall be deemed to have been made upon the actual issuance of such Common Stock except as otherwise provided in subsection 2(e) hereof.

          (d) In case at any time after the date hereof the Company shall in any manner issue or sell (whether directly or by assumption in merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share of Common Stock issuable upon such conversion or exchange (determined by dividing: (i) the total amount received or receivable by the Company, as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Initial Purchase Price then in effect with respect to such Common Stock, then the total maximum number of shares of Common Stock issuable upon conversion of all such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company as of the date of the issue or sale of the Convertible Securities, for such price per share. No sale, issuance or transfer of shares of Common Stock shall be deemed to have been made upon the actual issuance of such Common Stock except as otherwise provided in subsection 2(e) hereof.

          (e) If the purchase price payable or number of shares of Common Stock subject to purchase as provided for in any Options referred to in subsection 2(c) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 2(c) or (d), or the rate at which any Convertible Securities referred to in subsections 2(c) or (d) are convertible into Common Stock shall change so as to reduce the deemed sale price of Common Stock previously calculated under subsections 2(c) and/or (d), then a sale of shares of Common Stock shall be deemed to have occurred for the purposes of subsections 2(c) and/or (d), as applicable, with appropriate adjustments to be made to the number of shares of Common Stock deemed to have been sold to reflect the prior related deemed sale and such adjustments by the adjustment of the Initial Purchase Rate and Initial Purchase Price pursuant to subsections 2(c) or (d), as applicable.

          (f) In case of any consolidation of the Company with or merger of the Company with or into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all of the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute an agreement that the Holder of a Warrant shall have the right thereafter upon payment of the Initial Purchase Price in effect immediately prior to such action to purchase upon exercise of the Warrant the kind and amount of shares and other securities and property which the Holder would have owned or would have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had the Warrant been exercised immediately prior to such action. The Company shall give prompt written notice of the execution of any such agreement to the Holder of each Warrant at the address of such Holder as shown on the records of the Company. Such agreement shall provide for subsequent adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this section 2, after the happening of such consolidation, merger, sale, transfer or lease. The provisions of this subsection 2(f) shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

          (g) The provisions of this section 2 shall not apply to any currently outstanding securities of the Company or any management stock grants or sales, stock options or shares of Common Stock issued upon exercise of stock options issued to officers, directors, employees or consultants of the Company pursuant to a plan heretofore adopted and approved by the Board of Directors of the Company.

          (h) Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the issuance of shares of Common Stock, then with respect to any Warrants which then remain outstanding, the Initial Purchase Price shall be readjusted to the Initial Purchase Price which would have prevailed absent the adjustment made as a result of the issuance of such Options or Convertible Securities.

          (i) In case any Options shall be issued in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

          (j) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received therefor by the Company. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair market value of such consideration, as determined by the Board of Directors of the Company.

     3.   In case at any time:

          (a) The Company shall declare any cash dividend on its Common Stock at a rate in excess of the rate of the last cash dividend theretofore paid;

          (b) The Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common stock;

          (c) The Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

          (d) There shall be any capital reorganization, or reclassification of the capital stock of the Company or consolidation or merger of the Company with, or sales of all or substantially all of its assets to, another corporation; or

          (e) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice, by first class mail, postage prepaid, addressed to the Holder at the address of such holder as shown on the books of the Company, of the date on which (1) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (2) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

     4. If any event occurs as to which, in the sole opinion of the Board of Directors of the Company, the other provisions of this Warrant are not strictly applicable or if strictly applicable would not fairly protect the rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make such adjustment in the application of such provisions as may be necessary, in the sole judgment of such Board, in accordance with such essential intent and principles, to protect such rights as aforesaid.

     5. Exercise of this Warrant shall be made by the surrender hereof by the Holder to the Company at its principal office together with (i) the attached Subscription Form designating the number of shares of Common Stock being purchased, (ii) a certified check or cash in payment for such shares and (iii) a letter of transmittal setting forth the computation of the amount of said payment. The Company shall thereafter promptly (in any event within seven (7) business days after such exercise) issue certificates for the number of shares of the Common Stock of the Company purchased at the Purchase Price in effect at the time of such exercise. The Holder shall be deemed to be the record owner of such shares of Common Stock as of the close of business on the date of such exercise. The Holder shall not be entitled to receive a fractional share, but in lieu thereof the Company shall pay in cash an amount equal to the market value of such fractional share if the Common Stock has a market value, or if not, the book value of such fractional share. The Company shall thereupon cancel this Warrant; and in the event that less than the entire number of shares purchasable are purchased, shall issue a new Warrant for the number not so purchased.

     6. The Company covenants and agrees that all shares which may be issued upon the exercise of this Warrant will, upon issuance, be duly and validly authorized and issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof; and without limiting the generality of the foregoing, the Company covenants and agrees that it will, from time to time, take all such action as may be requisite to assure that the par value or stated value per share of the Common Stock to be acquired upon the exercise of this Warrant is at all times equal to or less than the then effective Purchase Price per share of the Common Stock issuable pursuant to exercise of this Warrant. The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of its Common Stock to provide for such exercise.

     7. (a) The Holder represents that he is acquiring this Warrant and, in the absence of an effective registration statement under the Securities Act of 1993 (the "1933 Act") for the shares of Common Stock issuable hereunder, such shares for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. The Holder and the holder of any shares of Common Stock issued upon exercise hereof, by his acceptance hereof, agrees that he will notify the Company in writing before selling or otherwise disposing of this Warrant or any shares of Common Stock issued to him upon exercise hereof, describing briefly the nature of any such sale or other disposition, and no such sale or other disposition shall be made unless and until (i) the Company has received an opinion of counsel reasonably acceptable to it that no registration (or perfection of an exemption) under the 1933 Act is required with respect to such sale or disposition (which opinion may be conditioned upon the transferee's assuming the Holder's obligation under this section 7) or (ii) an appropriate registration statement with respect to such Warrant or such Common Stock, or both, has been filed with the Securities and Exchange Commission (the "Commission") and declared effective by the Commission. The Company may require that this Warrant and certificates representing shares of Common Stock issued upon exercise hereof be stamped or imprinted with an appropriate legend reflecting the foregoing restrictions. For the purposes of this section 7, the term "Securities" shall include this Warrant and the shares of Common Stock issued or issuable upon the exercise hereof.

          (b) The restrictions imposed by this section 7 on the transfer of the Securities shall terminate as to any portion of the Securities when:

               (i) Such portion of the Securities shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or exemption; or

               (ii) Written opinions to the effect that such a registration is no longer required or necessary under any Federal or State law or regulation of governmental authority shall have been received from legal counsel for the Company and counsel for the holder of such portion of the Securities; or, if a favorable opinion is obtained from holder's counsel, and counsel for the Company declines to render such an opinion, upon the holder's undertaking to indemnify the Company, on terms satisfactory to the Company, against all liability or loss the Company may sustain in connection with such transfer; or

          Whenever the restrictions imposed by this section 7 shall terminate, as provided above, any holder of the Securities as to which such restrictions shall have terminated shall be entitled to receive promptly from the Company, without expense to him, a new certificate, not bearing the restrictive legend referred to in clause (a) hereof.

     8. The Company will use its best efforts to cause the shares of Common Stock issuable upon exercise of the Warrants (the "Registerable Securities") to be registered with the Securities and Exchange Commission, at the Company's expense, under the Securities Act of 1933 (the "1933 Act") prior to November 11, 1998. The Company will use its best efforts to keep such Registration Statement effective until the earlier of March 1, 2003 or until all of the Registerable Securities have been sold pursuant to such Registration Statement. In the event that the Registration Statement to be filed with the Commission as set forth in this section 8 has not been declared effective by the Commission by November 11, 1998, the purchase price of the Warrants shall be reduced as follows: the Initial Purchase Price shall be reduced by 2% for every 30 days following November 11, 1998, until the Registration Statement is declared effective. In connection with such registration:

          (a) The Company will pay all costs and expenses incurred in connection with the registration of the Registerable Securities, including all registration filing fees, printing fees, fees and disbursements of counsel and accountants of the Company and one set of counsel for the Investors. Transfer taxes, brokerage commissions and underwriters' discounts attributable to the Registerable Securities shall be for the account of the Investors;

          (b) The Company will furnish at its expense to the Investors such number of copies of the preliminary, final, supplemental or amended prospectus in conformity with the requirements of the 1933 Act and rules and regulations thereunder, as may be reasonably required in order to facilitate the disposition of the Registerable Securities;

          (c) Unless preempted by Federal law, the Company will register or qualify the Registerable Securities under any applicable state securities or blue sky laws in such jurisdictions as the Investors shall reasonably request;

          (d) The Company will cause the Registerable Securities to be listed on the NASDAQ Small Cap Market (or principal exchange if applicable) on which the Common Stock is then listed; and

          (e) The Company shall indemnify and hold harmless, to the full extent permitted by law, each Investor, its officers and directors and each person who controls such Investor within the meaning of the 1933 Act and any investment adviser against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information with respect to the Investor furnished in writing to the Company by such Investor expressly for use therein. The Company will indemnify the underwriters, if any, of the Registerable Securities, their officers and directors and each person who controls any such underwriter to the same extent. The Company will reimburse each indemnified party for all legal expenses incurred in connection with investigating or defending any such claims. Each Investor severally, but not jointly, shall indemnify and hold harmless the Company against all losses, claims, damages, liabilities, and expenses caused by any untrue or alleged untrue statement or a material fact in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; except that such indemnification shall be available in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information and in conformity with written information furnished to the Company by Investor specifically for use in the preparation thereof. If the indemnification provided for herein is unavailable or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, or liabilities referred to above (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Investors on the other; or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Investor and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. For purposes of this subsection, the term "damages" shall include any counsel fees or other expenses reasonably incurred by the Company or the Investors in connection with investigating or defending any action or claim which is the subject of the contribution provisions of this section.

          Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

     9. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by said Holder at the time of such surrender. Subject to section 7 hereof, this Warrant and all rights hereunder are transferable in whole or in part by the Holder, in person or by duly authorized attorney, upon surrender of this Warrant duly endorsed, at the principal office of the Company.

     10. Upon the receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

     11. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class postage prepaid or delivered to a telegraph office for transmission:

          (a) If to the Holder at such address as may have been furnished by such holder to the Company in writing; and

          (b) If to the Company at such address as may have been furnished by the Company to the Holder of this Warrant in writing.

     12. This Warrant shall be binding upon any successors or assigns of the Company.

     13. This Warrant shall be construed in accordance with and governed by the laws of the State of Colorado.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered as of the date set forth below by one of its officers thereunto duly authorized.

Dated:  ________________, 1998.

                                          RENAISSANCE ENTERTAINMENT CORPORATION

                                          By
                                            -----------------------------------
                                            Its
                                               --------------------------------

                           ______________________________

                                 SUBSCRIPTION FORM

                     To be signed only upon exercise of Warrant


     The undersigned the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________ of the shares of Common Stock of RENAISSANCE ENTERTAINMENT CORPORATION to which such Warrant relates and herewith makes payment of $__________, therefor in cash or by certified check and requests that the certificates for such shares be issued in the name of, and be delivered to, ______________________________, the address for which is set forth below the signature of the undersigned.

Dated:  ____________________

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                                       (Signature)


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                                       (Address)

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                     To be signed only upon transfer of Warrant

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ ______________________________ the right to purchase shares of Common Stock of RENAISSANCE ENTERTAINMENT CORPORATION to which the within Warrant relates and appoints ______________________________, attorney, to transfer said right on the books of RENAISSANCE ENTERTAINMENT CORPORATION with full power of substitution in the premises.

Dated:  ____________________


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                                       (Signature)

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                                       (Address)

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